Exhibit 10.1

EXHIBIT B to CONFIDENTIAL OFFERING MEMORANDUM

SUBSCRIPTION DOCUMENTS

EASTSIDE DISTILLING, INC.

Offering of up to $1,040,000 of

Units consisting of Common Stock and Warrants

(800,000 Units)

CONTENTS

Instructions for Subscription

Section A:	General Instructions - Wiring and Check Instructions

Section B:	Subscription Agreement

Section C:	Confidential Purchaser Questionnaire

SECTION A

INSTRUCTIONS FOR SUBSCRIPTION FOR UNITS

Each subscriber for Units offered must do the following:

1.	Complete, sign and deliver the Subscription Agreement (Section B) included in this Subscription Booklet.

2.	Complete, sign and deliver the Confidential Purchaser Questionnaire (Section C) included in this Subscription Booklet.

3.	Deliver payment in the amount of $1.30 per Unit subscribed for in accordance with the wire transfer and check instructions as indicated in the Subscription Agreement (Section B).

4.	All subscriptions from partnerships, corporations, trusts, or limited liability companies must be accompanied by resolutions of the appropriate corporate authority (board of directors, trustee or managing partners or members) and trust documents evidencing the authorization and power to make the subscription.

Delivery of the completed subscription documents described above and check (if applicable) should be delivered directly to the Company at the following address:

Eastside Distilling, Inc.

1805 SE Martin Luther King Jr. Blvd.

Portland, Oregon 97214

Email: SShum@eastsidedistilling.com

Attention: Chief Financial Officer

The Company may accept or reject subscriptions, in whole or in part, in its sole discretion. The offering is available only to “accredited investors” as defined under Regulation D under the Securities Act of 1933, as amended. All investors must have such knowledge and experience in financial and business matters that they are each capable of evaluating the merits and risks of the prospective investment, or the Company must reasonably believe immediately prior to making any sale that such purchaser comes within this description. The Confidential Purchaser Questionnaire (Section C of this Subscription Booklet) will be used by the Company in assessing whether the subscribers are suitable investors. In the event a subscription offer is not accepted by the Company, the subscription funds shall be returned to the subscriber, without interest or deduction thereon.

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SECTION B

SUBSCRIPTION AGREEMENT

EASTSIDE DISTILLING, INC.

Please review, sign on page B-15 or page B-17, and return to:

Eastside Distilling, Inc.

1805 SE Martin Luther King Jr. Blvd.

Portland, Oregon 97214

Email: steven@eastsidedistilling.com

Attention: Chief Executive Officer

EASTSIDE DISTILLING, INC.

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter “Subscriber”) hereby confirms his/her/its subscription for the purchase of units (“Units”) of Eastside Distilling, Inc., a Nevada corporation (the “Company”), on the terms described below, with each Unit consisting of:

(a)       One share (collectively, the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).

(b)       a warrant (collectively, the “Warrants”) to purchase, at any time prior to the third anniversary of the date of issuance of the Warrant, one (1) share of Common Stock at the exercise price of $2.50 per whole share of Common Stock (the “Warrant Exercise Price”). The shares of Common Stock underlying each Warrant are referred to herein as the “Warrant Shares.”

The Units, the Shares, the Warrants and the Warrant Shares are sometimes referred to collectively herein as the “Securities.”

In connection with this subscription, Subscriber and the Company agree as follows:

1.       Purchase and Sale of the Units.

(a)       The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, a number of Units at a price equal to $1.30 per Unit (the “Unit Price”) and for the aggregate subscription amount set forth on the signature page hereto. The form of Warrant is attached as Exhibit A to the Offering Memorandum (defined below). Upon acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber a share certificate and a warrant certificate evidencing the applicable number of Shares and Warrants subscribed for against payment in U.S. Dollars of the Purchase Price (as defined below).

(b)       Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price (the “Purchase Price”) set forth on the signature page hereof required to purchase the Units subscribed for hereunder which amount has been paid in U.S. Dollars by cash, wire transfer, check, or cancellation of indebtedness, subject to collection, to the order of “Eastside Distilling, Inc.”

(c)       Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company of up to $1,040,000 of Units (800,000 Units), which offering is being made on a “best efforts” basis (the “Offering”). During the Offering Period, funds will be held in an account established by the Company and released at the discretion of the Company from time to time. If a subscription is not accepted, whether in whole or in part, the subscription funds held therein will be returned to the investor without interest or deduction.

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2.       Covenants, Representations and Warranties of Subscriber. Subscriber covenants with, and represents and warrants to, the Company as follows:

(a)       The Confidential Purchaser Questionnaire has been completed, signed and delivered to the Company by the Subscriber and is, as of the date hereof, true, complete, and correct in all respects.

(b)       The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Securities and protecting the undersigned’s own interests in this transaction, and does not desire to utilize the services of any other person in connection with evaluating such merits and risks.

(c)       The Subscriber acknowledges that the offering of the Securities is subject to the Federal securities laws of the United States and state securities laws of those states in which the Units are offered.

(d)       The Subscriber represents and warrants that it is an “accredited investor” as such term is defined in the Securities Act of 1933, as amended (the “Act”) and that the Subscriber comes within the category so initialed and has truthfully set forth the factual basis or reason the Subscriber comes within that category. All information in response to this paragraph will be kept strictly confidential, unless required to be disclosed by the Staff of the Securities and Exchange Commission (the “SEC”) or otherwise by law. The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

(e)       Subscriber acknowledges and understands that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing of the Securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.

(f)        Subscriber acknowledges the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Subscriber is aware of the provisions of Rule 144 promulgated under the Act, which permit limited resale of common stock purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the common stock, the availability of certain current public information about the Company, the resale occurring not less than six-months after a party has purchased and paid for the security to be sold.

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(g)       Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any person acting on its behalf. Subscriber has received and reviewed the Company’s Offering Memorandum, dated November 21, 2016, including the exhibits thereto (the “Offering Memorandum”) pertaining to the Unit Offering, and all the information, both written and oral, that it desires. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review: (i) copies of all of the Company’s publicly available documents, and (ii) all information, both written and oral, it desires with respect to the Company’s business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigations and the information furnished pursuant to this paragraph. Subscriber understands that no person has been authorized to give any information or to make any representations that were not furnished pursuant to this paragraph, and Subscriber has not relied on any other representations or information.

(h)       Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(i)        Subscriber has carefully considered and has discussed with the Subscriber’s professional legal, tax, accounting and financial advisors, to the extent Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber. Subscriber relies solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liabilities which may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

(j)        Neither this Subscription Agreement nor the Confidential Purchaser Questionnaire contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(k)       There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s properties before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

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(l)        The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Securities will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber’s articles of incorporation or bylaws or other governing documents, if applicable, or any of Subscriber’s material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.

(m)       Subscriber acknowledges the Securities are speculative and involve a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of his/her/its investment.

(n)       Subscriber acknowledges he/she/it has carefully reviewed and considered the Offering Memorandum, including the risk factors discussed in the “Risk Factors” section of the Offering Memorandum prior to making an investment decision.

(o)       Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.

(p)       Subscriber is aware the Securities are and will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act.

(q)       Subscriber understands any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefore shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

(r)        Because of the restrictions imposed on resale, Subscriber understands the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company’s intention to do so. Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the Act.

(s)       Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision.

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(t)        Subscriber represents: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford the complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

(u)       Subscriber further represents the address set forth in the Confidential Purchaser Questionnaire is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to resale or distribution; and Subscriber has not formed any entity for the purpose of purchasing the Securities.

(v)       Subscriber understands the Company shall have the unconditional right to accept or reject each subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds). No subscription will be binding upon the Company until accepted by an authorized officer of the Company. In the event the subscription is rejected, Subscriber’s subscription funds will be returned without interest thereon or deduction therefrom.

(v)       Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in the Offering Memorandum and this Subscription Agreement.

(w)      Subscriber represents that Subscriber is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.

(w)       Subscriber has carefully read this Subscription Agreement, Warrant, and the Offering Memorandum, and Subscriber has accurately completed the Confidential Purchaser Questionnaire that accompanies this Subscription Agreement.

(x)       No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities, Subscriber is not relying upon any representations other than those contained in the Offering Memorandum or in this Subscription Agreement.

(y)       Subscriber represents and warrants, to the best of its knowledge, that other than set forth in the Offering Memorandum, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

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(z)       Subscriber represents and warrants that Subscriber: (i) has not distributed or reproduced the Offering Memorandum, in whole or in part, at any time, without the prior written consent of the Company; and (ii) for one (1) year from the date hereof, or until such time as the information noted in this Clause (ii) becomes publicly available, will keep confidential the existence of the Offering Memorandum and the information contained therein, and the Subscriber further represents and warrants that it will not make available such information in connection with any further investigation of the Company and will not use the information about the Company for any other purpose.

(aa)     If Subscriber is a trust, this investment, together with all other securities of the Company held by the trust, does not exceed 10% of the trust assets.

3.       Covenants, Representations and Warranties of the Company. The Company covenants with, and represents and warrants to, Subscriber as follows:

(a)       The Company is duly organized and validly exists as a corporation in good standing under the laws of the State of Nevada.

(b)       The Company has all such corporate power and authority to enter into, deliver and perform its obligations under this Subscription Agreement and the Warrant.

(c)       All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement and the Warrant by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Subscription Agreement and the Warrant. This Subscription Agreement and the Warrant have been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(d)       As of the date hereof, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or to the Company's knowledge threatened, with respect to the Company, or its respective operations, businesses, properties, or assets, except as properly described in the Offering Memorandum or Company filings made with the SEC or such as individually or in the aggregate do not now have and will not, to the best knowledge of the Company, in the future have a material adverse effect upon the operations, business, properties or assets of the Company. The Company is not, nor as of each Closing Date shall be, in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as properly described in the Offering Memorandum or Company filings made with the SEC or such as individually or in the aggregate do not have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

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(e)       The Units (and component parts) to be issued and sold to the undersigned as provided in this Subscription Agreement have been duly authorized and when issued and delivered against payment therefor, will be validly issued, fully paid and non-assessable. The Warrants are exercisable for Common Stock and the shares of Common Stock issuable upon exercise of the Warrants have been duly authorized and when issued and delivered upon exercise and due payment therefor will be validly issued, fully paid and non-assessable. The Company has reserved sufficient shares of Common Stock to be issued upon exercise of the Warrants.

.

(f)       The Offering Memorandum and/or information provided by the Company to the undersigned hereof does not and shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of circumstances made therein not misleading.

4.       Indemnification. Subscriber agrees to indemnify and hold harmless the Company and its officers, directors, employees, shareholders, agents representatives and affiliates, and any person acting on behalf of the Company, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription.

5.       Patriot Act Compliance. (Terms used in this section are defined in paragraph (d) below.)

To induce the Company to accept the undersigned’s investment, the undersigned hereby makes the following representations, warranties and covenants to the Company:

(a)       The undersigned represents and warrants that no holder of any beneficial interest in the undersigned’s equity securities of the Company (each a “Beneficial Interest Holder”) and, no Related Person (in the case the undersigned is an entity) is or will be:

(1)	A person or entity whose name appears on the list of specially designated nationals and blocked persons maintained by the Office of Foreign Asset Control from time to time;

(2)	A Foreign Shell Bank; or

(3)	A person or entity resident in or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction.

(b)       The undersigned represents that the bank or other financial institution (the “Wiring Institution”) from which the undersigned’s funds will be wired is located in a FATF Country.

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(c)       The undersigned represents that:

(1)	Neither it, any Beneficial Interest Holder nor any Related Person (in the case of the undersigned is an entity) is a Senior Foreign Political Figure, any member of a Senior Foreign Political Figure’s Immediate Family or any Close Associate of a Senior Foreign Political Figure;

(2)	Neither it, any Beneficial Interest Holder nor any Related Person (in the case the undersigned is an entity) is resident in, or organized or chartered under the laws of, a jurisdiction designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns; and

(3)	Its investment funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

(d)       Definitions:

Close Associate: With respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

FATF: The Financial Action Task Force on Money Laundering.

FATF Country: A country that is a member of FATF. As of September 1, 2003, the countries which are members of FATF are: Argentina; Australia; Austria; Belgium; Brazil; Canada; Denmark; Finland; France; Germany; Greece; Hong Kong; Iceland; Ireland; Italy; Japan; Luxembourg; Mexico; Kingdom of the Netherlands; New Zealand; Norway; Portugal; Singapore; South Africa; Spain; Sweden; Switzerland; Turkey; United Kingdom and United States. For a current list of FATF members see http://www1.oecd.org/fatf/Members_en.htm.

Foreign Bank: An organization which (i) is organized under the laws of a country outside the United States; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

Foreign Shell Bank: A Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

Government Entity: Any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

Immediate Family: With respect to a Senior Foreign Political Figure, typically includes the political figure’s parents, siblings, spouse, children and in-laws.

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Non-Cooperative Jurisdiction: Any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. See http://www1.oecd.org/fatf/NCCT_en.htm for FATF’s list of non-cooperative countries and territories.

Physical Presence: A place of business maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis; (b) maintains operating records related to its banking activities; and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

Publicly Traded Company: An entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a Non-Cooperative Jurisdiction or a wholly-owned subsidiary of such an entity.

Qualified Plan: A tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer organized in the U.S. or is a U.S. Government Entity.

Regulated Affiliate: A Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union or Foreign Bank.

Related Person: With respect to any entity, any interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a Publicly Traded Company or a Qualified Plan, the term “Related Person” shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Traded Company and beneficiaries of such Qualified Plan.

Senior Foreign Political Figure: A senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

USA PATRIOT Act: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001 (Pub. L. No. 107-56).

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6.       Independent Nature of Subscriber’s Obligations and Rights. The obligations of the Subscriber under this Agreement and any other documents delivered in connection herewith and therewith (collectively, the “Transaction Documents”) are several and not joint with the obligations of any other purchaser of Units, and the Subscriber is not responsible in any way for the performance of the obligations of any other purchaser of Units under any Transaction Document. The decision of the Subscriber to purchase Units pursuant to the Transaction Documents has been made by the Subscriber independently of any other purchaser of Units. Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of Units pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Units are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Subscriber acknowledges that no other purchaser of Units has acted as agent for the Subscriber in connection with making its investment hereunder and that no other purchaser of Units will be acting as agent of the Subscriber in connection with monitoring its investment in the Units or enforcing its rights under the Transaction Documents. The Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of Units to be joined as an additional party in any proceeding for such purpose.

7.       Miscellaneous.

(a)       Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b)       Subscriber agrees that Subscriber cannot cancel, terminate or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors and permitted assigns.

(c)       Subscriber has read and accurately completed this entire Subscription Agreement and Offering Memorandum (including all Exhibits attached thereto).

(d)       This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

(e)       Subscriber acknowledges it has been advised to consult with his/her/its own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate. Subscriber understands and agrees that Subscriber has not been represented in this transaction by counsel to the Company.

(f)        Any notice or other document required or permitted to be given or delivered to the Subscriber shall be in writing and sent: (i) by registered or certified mail with return receipt requested (postage prepaid) or (ii) by a recognized overnight delivery service (with charges prepaid).

If to the Company, at:

Eastside Distilling, Inc.

1805 SE Martin Luther King Jr Blvd.

Portland, Oregon 97214

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Email: SShum@eastsidedistilling.com

Attn.: Chief Financial Officer

If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as it shall have specified to the Company in writing.

(g)       Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(h)       This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada, as such laws are applied by the Nevada courts except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber, the Subscriber’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

(i)        Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in state or federal courts located in City of Portland, State of Oregon (the “Oregon Courts”). The parties hereto hereby: (i) waive any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consent to the jurisdiction of the applicable Oregon Court in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Oregon Courts and agree that service of process upon a party mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

(j)       If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform to such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(k)       The parties understand and agree money damages would not be a sufficient remedy for any breach of the Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(l)       All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

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(m)       This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Signature Pages Follow]

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Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$______________________ ($1.30 per Unit)
Purchase Price	Number of Units

Print or Type Name	Print or Type Name (Joint-owner)

Signature	Signature (Joint-owner)

Date	Date (Joint-owner)

IRS Taxpayer Identification Number	IRS Taxpayer Identification Number (Joint-owner)

Address	Address (Joint-owner)

Telephone Number	Telephone Number

Fax Number	Fax Number

E-mail Address	E-mail Address

Type of Ownership

☐	Individual
☐	Tenants in common
☐	Joint tenants with right of survivorship
☐	Community property (check only if resident of community property state)
☐	Other (please specify:____________________)

Wiring Instructions:

Bank Name: Chase

ABA: #021000021

SWIFT: CHASUS33

Tel Number: (503) 238-3250

Address: 3902 SE Hawthorne Blvd. Portland, OR 97214

Acct #: 658397315

Acct. Name: Eastside Distilling, Inc.

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Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$ ______________________ ($1.30 per Unit)
Total Purchase Price	Number of Units

Print or Type Name of Entity

Address

Telephone Number

Fax Number

Email Address

Taxpayer I.D. No. (if applicable)	Date

By:
Signature:	Name:	Print or Type Name and Indicate
	Title:	Title or Position with Entity

Signature (other authorized signatory)	Print or Type Name and Indicate
Title or Position with Entity

Type of Ownership

☐	Corporation
☐	Limited Liability Company
☐	Partnership
☐	Trust
☐	Other (please specify:____________________)

B-14

All subscriptions from partnerships, corporations, trusts or limited liability companies must be accompanied by resolutions of the appropriate corporate authority (board of directors, trustee or managing partner or members, as applicable) and trust documents evidencing the authorization and power to make the subscription.

Wiring Instructions:

Bank Name: Chase

ABA: #021000021

SWIFT: CHASUS33

Tel Number: (503) 238-3250

Address: 3902 SE Hawthorne Blvd. Portland, OR 97214

Acct #: 658397315

Acct. Name: Eastside Distilling, Inc.

B-15

SUBSCRIPTION ACCEPTANCE BY EASTSIDE DISTILLING INC.

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

Eastside Distilling, Inc.

By:
Name:
Title:

Date: _______________________, 2016

B-16

SECTION C

CONFIDENTIAL PURCHASER QUESTIONNAIRE

Please review, sign on page C-9, and return to:

Eastside Distilling, Inc.

1805 SE Martin Luther King Jr. Blvd.

Portland, Oregon 97214

Phone 971-888-4264

Fax No.: 866-554-0271

Email: SShum@eastsidedistilling.com

Attention: Chief Financial Officer

CONFIDENTIAL PURCHASER QUESTIONNAIRE

THIS QUESTIONNAIRE WILL BE USED IN CONNECTION WITH THE UNDERSIGNED’S EXPRESSED INTEREST IN A PROPOSED INVESTMENT IN EASTSIDE DISTILLING, INC. (THE “COMPANY”).

THE COMPANY SHALL HAVE THE RIGHT TO FULLY RELY ON THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN UNTIL SUCH TIME AS THE UNDERSIGNED HAS FURNISHED AN AMENDED CONFIDENTIAL PURCHASER QUESTIONNAIRE.

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED TO THE COMPANY

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

(1)	The undersigned represents and warrants that has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Units and protecting the undersigned’s own interests in this transaction, and does not desire to utilize the services of any other person in connection with evaluating such merits and risks.

(2)	By initialing one of the categories below, the Subscriber represents and warrants that the Subscriber is an “accredited investor” as such term is defined in the Securities Act of 1933, as amended and that Subscriber comes within the category so initialed and has truthfully set forth the factual basis or reason the Subscriber comes within that category. All information in response to this paragraph will be kept strictly confidential. The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category I ______	The Subscriber is a director or executive officer of the Company.

Category II _____	The Subscriber is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the Subscriber’s spouse, presently exceeds $1,000,000, excluding the value of the primary residence of the Subscriber.

Explanation. In calculation of net worth, the Subscriber may include equity in personal property and real estate (other than the primary residence of the Subscriber), including the Subscriber’s cash, short term investments, stocks, securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

C-1

Category III _____	The Subscriber is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with the Subscriber’s spouse in excess of $300,000 in each of the two most recent years, and has a reasonable expectation of reaching the same income level in the current year.

Category IV _____	The undersigned is (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); (ii) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; (iii) an insurance company as defined in Section 2(13) of the Act; (iv) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; (v) a Small Business Investment Company (SBIC) licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

Category V _____	The undersigned is an (i) employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, (ii) an employee benefit plan with total assets in excess of $5,000,000, or (iii) a self-directed employee benefit plan (including a self-directed individual retirement account or IRA, Keough or SEP plan) with investment decisions made solely by persons that are accredited investors (describe entity).

Category VI _____	The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)

C-2

Category VII _____	The undersigned is either a corporation, limited liability company, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category VIII _____	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act. (Must also answer Question 5 below).

Category IX _____	The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Purchaser Questionnaire. (describe entity below)

The undersigned agrees that the undersigned will notify SMH Capital at any time in the event that the representations and warranties in this Purchaser Questionnaire shall cease to be true, accurate and complete.

(2)	Suitability (please answer each question)

(a)	For an individual, please describe your current employment, including the company by which you are employed and its principal business:

(b)	For an individual, please describe any college or graduate degrees held by you:

(c)	For all subscribers, please list types of prior investments:

C-3

(d)	For all subscribers, please state whether you have participated in other private placements before:

YES      __________           NO       __________

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently
Occasionally
Never

(f)	For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

YES       __________           NO       __________

(g)	For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES       __________           NO       __________

(h)	For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES       __________           NO       __________

(i)	For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to purchase?

YES       __________           NO       __________

(j)	For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES       __________           NO       __________

C-4

(3)       Manner in which title is to be held: (circle one)

(a)       Individual Ownership

(b)       Community Property

(c)        Joint Tenant with Right of Survivorship (both parties must sign)

(d)       Partnership

(e)       Tenants in Common

(f)        Limited Liability Company

(g)       Corporation

(h)       Trust

(i)        Other

(4)       FINRA Affiliation.

Are you affiliated or associated with a FINRA member firm (please check one):

YES       __________           NO       __________

If Yes, please describe:

_________________________________________________________

_________________________________________________________

_________________________________________________________

*If subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the FINRA Conduct Rules.

_________________________________

Name of FINRA Member Firm

By: ______________________________

              Authorized Officer

Date: ____________________________

(5)       For Trust Subscribers

A. Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to hold securities in whole or in part through a trust, please answer each of the following questions.

C-5

Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

Yes ☐	No ☐

B. If the trust is a revocable trust, please complete Question 1 below. If the trust is an irrevocable trust, please complete Question 2 below.

1.        REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors:

Yes ☐	No ☐

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name: _________________________

Net worth of grantor (including spouse, if applicable), including home, home furnishings and automobiles exceeds $1,000,000?

Yes ☐	No ☐

OR

Income (exclusive of any income attributable to spouse) was in excess of $200,000 for the prior two taxable years and is reasonably expected to be in excess of $200,000 for the current taxable year?

Yes ☐	No ☐

OR

Income (including income attributable to spouse) was in excess of $300,000 for the prior two taxable years and is reasonably expected to be in excess of $300,000 for the current taxable year?

Yes ☐	No ☐

C-6

2.        IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions:

Please provide the name of each trustee:

Trustee Name: ________________________________________

Trustee Name: ________________________________________

Does the trust have assets greater than $5 million?

Yes ☐	No ☐

Indicate how often you invest in:

Marketable Securities

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

Restricted Securities

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

Venture Capital Companies

Often ☐	Occasionally ☐	Seldom ☐	Never ☐

This completes the questions applicable to Trust Investors. Please sign below.

C-7

The undersigned has been informed of the significance of the foregoing representations and answers contained in this Confidential Purchaser Questionnaire and such representations and answers have been provided with the understanding that the Company, will rely on them.

Individual

Date:
Name of Individual
(Please type or print)

Signature of Individual

Name of Joint Owner
(Please type or print)

Signature (Joint Owner)

Partnership, Corporation or
Other Entity

Date:
Print or Type Entity Name

By:
Name:
Title:

Signature (other authorized signatory, if any)

C-8